UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Upstart Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
UPSTART HOLDINGS, INC.
2026 Annual Meeting
Vote by May 27, 2026
8:59 PM PTUPSTART HOLDINGS, INC.
ATTN: INVESTOR RELATIONS
2950 S. DELAWARE STREET, SUITE 410 SAN MATEO, CALIFORNIA 94403
V94998-P46162
You invested in UPSTART HOLDINGS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2026.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.comControl #Smartphone Users
Point your camera here and vote without entering a control numberVote Virtually at the Meeting*
May 28, 2026
9:00 a.m. Pacific TimeVirtually at:
www.virtualshareholdermeeting.com/UPST2026*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items
Board Recommends 1. Election of Directors Nominees:
01) Kerry Cooper
02) Mary Hentges
03) Ciaran O’Kelly For 2. Ratification of the appointment of Deloitte & Touche LLP as Upstart’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. The approval, on an advisory basis, of the compensation of our named executive officers. For NOTE: In their discretion, the proxy holders will vote on such other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V94999-P46162